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                                  EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Brooktrout, Inc. (the "Company") on Form S-8 of our reports dated February 3, 2000, appearing in and incorporated by reference in the Annual Report on Form 10-K of the Company for the year ended December 31, 1999.



/s/ DELOITTE & TOUCHE LLP
Boston, Massachusetts

November 15, 2000


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